UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 26, 2005

Enesco Group, Inc.

(Exact name of registrant as specified in its charter)

Illinois	001-09267	04-1864170

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Windsor Drive, Itasca, IL	60143

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(630) 875-5300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

     On May 23, 2005, Enesco Group, Inc. (“Enesco”) appointed Richard W. Blackburn to its Board of Directors.

     The Current Report on Form 8-K of Enesco filed with the Securities and Exchange Commission on May 26, 2005 is being amended hereby to report Mr. Blackburn’s Board of Directors committee appointments which were not determined at the date of Mr. Blackburn’s initial appointment to the Board.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 29, 2005, Enesco appointed Mr. Blackburn to the Nominating and Governance Committee, and the Human Resources and Compensation Committee.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enesco Group, Inc.

(Registrant)

Date	July 5, 2005	By:	/s/ Cynthia Passmore-McLaughlin

Cynthia Passmore-McLaughlin President and Chief Executive Officer